SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 1996

NOMURA ASSET SECURITIES CORPORATION
(exact name of Registrant as specified in its charter)

Delaware                         33-82746           13-3672336
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
of Formation)                    File No.)          Identification No.)

2 World Financial Center, Building B, 21st Floor, NY, NY 10281-1198 (Address of principal executive office)

Registrant's telephone number, including area code:  (212) 667-9300

This Document contains exactly 4 Pages.
The Exhibit Index is on page 4.



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Item 5.  Other Events

     This Current Report on Form 8-K relates to the Trust
Fund formed, and the Home Equity Loan Pass-Through Certificates Series 1995-2 issued pursuant to a Pooling and Servicing
Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, Industry Mortgage and PHH Mortgage Services Corporation, as servicers, LaSalle National Bank, as trustee (the "Trustee") and ABN AMRO BANK N.V., as fiscal agent.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

     Pursuant to Section 3.14 of the Pooling and Servicing
Agreement, the Trustee is filing this Current Report containing the November 25, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

     The information reported and contained herein has been supplied to the Trustee by one or more of the Borrowers or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        (c)  Exhibits


                       Item 601(a) of Regulation
       Exhibit No.        S-K Exhibit No.                   Description

          5.1                 99                        Monthly distribution
                                                        report pursuant to
                                                        Section 4.02(a) dated
                                                        November 25, 1996



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                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 LASALLE NATIONAL BANK, IN ITS CAPACITY
                                 AS TRUSTEE UNDER THE POOLING AND
                                 SERVICING AGREEMENT ON BEHALF OF NOMURA
                                 ASSET SECURITIES CORPORATION,
                                 REGISTRANT

                                          By: /s/Russell Goldenberg
                                              Russell Goldenberg
                                          Title: Vice President


Date: December 3, 1996

                                 EXHIBIT INDEX

                       Item 601(a) of Regulation
         Exhibit No.        S-K Exhibit No.              Description

              5.1                 99               Monthly distribution
                                                   report pursuant to
                                                   Section 4.02(a) dated
                                                   November 25, 1996